Exhibit 10.24
EXECUTIVE EMPLOYMENT AGREEMENT

This Executive Employment Agreement (the "Agreement") dated this 4th day of December, 2019, is hereby made by and between Chesapeake Utilities Corporation, a Delaware corporation (the "Company"), and Jeffrey S. Sylvester (the "Executive").

Recitals

WHEREAS, the Company is currently obtaining the benefit of Executive's services as a full-time executive employee in the capacity of Senior Vice President, Transmission and Distribution;

WHEREAS, the Company's Board of Directors (the "Board") has authorized the Company to provide for the Executive's continued employment pursuant to the terms of this Agreement as the Company’s Senior Vice President, Transmission and Distribution; and

WHEREAS, Executive is willing, in consideration of the covenants and consideration hereinafter provided, to continue to be employed by the Company in the capacity of Senior Vice President, Transmission and Distribution and to render services incident to such position during the term of this Agreement.

Agreement

In consideration of the mutual promises and covenants contained herein, the Company and Executive hereby agree as follows:

1.Employment. The Company agrees to employ Executive, and Executive agrees to accept employment, as an officer of the Company in the capacity of Senior Vice President, Transmission and Distribution, with such authority, duties and responsibilities as are customarily assigned to such position, including such reasonable duties and responsibilities as may be requested of the Executive by the Board of Directors and which are consistent with the By-laws of the Company as in effect from time to time including, but not limited to, responsibility for direction of the Transmission, Distribution, and Customer Care functions of the Company.

1.Term.

a.Term of Agreement. The term of this Agreement ("Term") shall be the Current Term (as defined in Paragraph 2(b)), and, if applicable, the Extended Term (as defined in Paragraph 2(c)).

a.Current Term. Subject to Paragraph 2(c), the Current Term of this Agreement shall extend for two (2) years commencing on December 4, 2019. If the Current Term of this Agreement expires without there having been a Change in Control (as hereinafter defined), this Agreement may be renewed for successive one (1) year terms, as of the day following such

Exhibit 10.24
expiration, by the Company through action of the Compensation Committee of the Board of Directors, unless, during the period beginning ninety (90) days prior and ending thirty (30) days prior to such day, either the Company or Executive shall have given notice to the other that this Agreement will not be renewed. If the Company determines to extend or renew this Agreement as provided under this Paragraph, the new Agreement shall be identical to this Agreement (except insofar as the Company and Executive may otherwise agree in writing) except that the date of the new Agreement shall be as of the day following the expiration of the Current Term of this Agreement or any renewal term.

a.Extended Term. Upon the occurrence of a Change in Control (as defined in Paragraph 2(d)), the Current Term shall end and the Term of this Agreement shall thereupon automatically be extended, commencing on the date of such Change in Control, for a period of two
(2) years ( the "Extended Term").

a.Change In Control. For the purposes of this Agreement, "Change in Control" shall mean a change in the control of the Company during the Term of this Agreement, which shall be deemed to have occurred upon the first of the following events:

i.any one person, or group of owners of another corporation who acting together through a merger, consolidation, purchase, acquisition of stock or the like (a "Group"), acquires ownership of stock of the Company (or a majority-controlled subsidiary of the Company) that, together with the stock held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the corporation before this transfer of the Company's stock, the acquisition of additional stock by the same person or Group shall not be considered to cause a Change in Control of the Company; or

i.any one person or Group acquires (or has acquired during the twelve
(12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company (or a majority-controlled subsidiary of the Company) possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company where such person or Group is not merely acquiring additional control of the Company; or

i.a majority of members of the Company's Board (other than the Board of a majority-controlled subsidiary of the Company) is replaced during any twelve
(12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of

Exhibit 10.24
an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or

i.any one person or Group acquires (or has acquired during the twelve
a.month period ending on the date of the most recent acquisition by such person or Group) assets from the Company (or a majority-controlled subsidiary of the Company) that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Change in Control if the assets are transferred to:

i.a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

i.an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;

i.a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or

i.an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (d)(i), above.

However, no Change in Control shall be deemed to have occurred with respect to the Executive by reason of (1) any event involving a transaction in which the Executive or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than thirty percent (30%) of the Common Stock of the business or assets of the Company; or (2) any event involving or arising out of a proceeding under Title 11 of the United States Code (or the provisions of any future United States bankruptcy law), or an assignment for the benefit of creditors or an insolvency proceeding under state or local law.

1.Time. Executive agrees to devote all reasonable full time and best efforts for the benefit of the Company and any subsidiary of the Company, and not to serve any other business enterprise or organization in any capacity during the Term of this Agreement without the prior written consent of the Company, which consent shall not be unreasonably withheld.

1.Office.

a.Current Term. During the Current Term, the Executive shall serve in the capacity as defined in Paragraph 1 and the parties agree that the Company shall elect the Executive to these offices, on an annual basis if necessary, during the Current Term of this Agreement.

Exhibit 10.24
a.Extended Term. During the Extended Term of this Agreement the Executive shall hold and perform an office with the responsibility, importance and scope within the Company at least equal to that of the office described and contemplated in Paragraph 1. Further, Executive's office shall be located in Dover, Delaware, and Executive shall not be required, without his written consent, to change his office location or to be absent therefrom on business for more than sixty (60) working days in any year.

1.Compensation and Benefits.

a.Base Compensation; Current Term. The Company shall compensate Executive for his services hereunder during the Current Term at a rate of $300,000 per annum, or such amount as the Board may from time to time determine ("Base Compensation"), payable in installments on the Company’s regular payroll dates for salaried executives. The Base Compensation rate shall be reviewed annually and may be increased or decreased, from time to time, provided, however, that Base Compensation shall only be decreased by the Board on a good faith basis and with reasonable justification for the same, and provided further, that in the event of a Change in Control, Base Compensation shall not at any time thereafter be decreased.

a.Base Compensation; Extended Term. During the Extended Term, the Company shall compensate Executive for his services hereunder at a rate per annum, payable in installments on the Company’s regular payroll dates for salaried executives, equal to his Base Compensation at the time the Extended Term commences, which may be increased, but not decreased, by such additional amounts as the Board may determine from time to time based, in part, on an annual review of the Executive's compensation and performance.

a.Incentive Plans. During the Term of this Agreement, Executive shall be entitled to participate in all bonus, incentive compensation and performance based compensation plans, and other similar policies, practices, programs and arrangements of the Company, now in effect or as hereafter amended or established, on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. The Executive's participation shall be in accordance with the terms and provisions of such plans and programs. Participation shall include, but not be limited to:

i.Chesapeake Utilities Corporation Long-Term 2013 Stock and Incentive Compensation Plan. Executive shall be eligible for a performance incentive compensation award as determined on an annual basis by the Compensation Committee of the Board of Directors in its discretion and in

4
JSS
Initials

accordance with and subject to the terms of the Company’s 2013 Stock and Incentive Compensation Plan (the “Equity Plan”) during the Term of this Agreement. The Equity

Exhibit 10.24
Plan’s Target Bonus as a percent of base salary shall be reviewed annually and may be increased or decreased, from time to time, provided, however, that Target shall only be decreased by the Board on a good faith basis and with reasonable justification for the same, and provided further, that in the event of a Change in Control, Target shall not at any time thereafter be decreased.

i.Chesapeake Utilities Corporation Cash Bonus Incentive Plan. Executive shall be eligible for an annual cash bonus award with a target award amount equal to thirty five (35%) of Executive’s Base Compensation, as determined on an annual basis by the Compensation Committee of the Board in its discretion and in accordance with and subject to the terms of the Company’s Cash Bonus Incentive Plan during the Term of this Agreement.

a.Recovery of Compensation. The Executive acknowledges and agrees that all or any portion of an incentive award under the above described bonus and incentive compensation plans or any future arrangement established by the Company to provide incentive or bonus compensation, whether payable in cash, Company common stock or other property, (“Award”) is subject to an obligation of repayment by the Executive to the Company if the amount of the Award was calculated based upon the achievement of certain financial results (as reflected in the financial statement of the Company or otherwise) or other performance metrics that, in either case, were subsequently found to be materially inaccurate. The amount that shall be repaid by the Executive to the Company shall be based on the excess amount paid or awarded to the Executive under the Award as compared to the amount that would have been paid or awarded had the material inaccuracy not occurred. If the Compensation Committee of the Board of Directors determines that the Executive engaged in misconduct, malfeasance or gross negligence in the performance of his or her duties that either caused or significantly contributed to the material inaccuracy in financial statements or other performance metrics, there shall be no time limit on this right of recovery, which shall apply to all future Awards as well as to any and all pre-existing Awards that have not yet been determined and paid as of the date of this Agreement. In all other circumstances, this right of recovery shall apply to all future Awards as well as to any and all pre-existing Awards that have not yet been determined and paid as of the date of this agreement for a period not exceeding one year after the date of payment of each such Award. In addition, the Executive hereby agrees that, if he or she does not promptly repay the amount recoverable hereunder within thirty (30) days of a demand therefore, such amount may be withheld from compensation of any type not yet due and payable to the Executive, including, but not limited to, the cancellation of future Awards, as determined by the Compensation Committee in its sole discretion. In addition, the Compensation Committee is granted the discretionary authority to interpret and enforce this provision as it determines to be in the best interest of the Company and equitable to the parties. Notwithstanding anything herein, this provision shall not be the Company’s exclusive remedy with respect to such matters. In addition, the parties agree that the Company may unilaterally amend this provision at any time to comply with applicable law or securities exchange listing rules, as the same may be in effect from time to time, during the Current Term or the Extended Term of this Agreement.

Exhibit 10.24
a.Retirement Plans. During the Term of this Agreement, Executive shall be entitled to participate in all profit-sharing, savings and retirement benefit plans, plans that are supplemental to any tax-qualified savings and retirement plans, and other similar policies, practices, programs and arrangements of the Company, now in effect or as hereafter amended or established, on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. The Executive's participation shall be in accordance with the terms and provisions of such plans and programs.

a.Welfare Benefits. During the Term of this Agreement, Executive, and his family, as applicable, shall be entitled to participate in all insurance, medical, health and welfare, and similar plans and arrangements, as well as all vacation and other employee fringe benefit plans, perquisite plans, and other policies, practices, programs and arrangements of the Company, now in effect or as hereafter amended or established, on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. The Executive’s participation shall be in accordance with the terms and provisions of such plans.

a.Other Benefits. During the Term of this Agreement, the Company shall furnish Executive with a suitable office, necessary administrative support and customary furniture and furnishings for such office. The Company further agrees that Executive shall have the use of a Company-owned or Company-leased and Company-maintained automobile, new every three (3) years, of a kind and model appropriate to his position with the Company.

a.Expenses. During the Term of this Agreement, the Company shall pay all necessary and reasonable business expenses incurred by Executive on behalf of the Company in the course of his employment hereunder, including, without limitation, expenses incurred in the conduct of the Company's business while away from his domicile and properly substantiated expenses for travel, meals, lodging, entertainment and related expenses that are for the benefit of the Company. All expense reimbursements shall comply with applicable rules or guidelines of the Company in effect at the time the expense is incurred.

If any reimbursements under this or any other provision of this Agreement are taxable to the Executive, such reimbursements shall be paid on or before the end of the calendar year following the calendar year in which the reimbursable expense was incurred, and the Company shall not be obligated to pay any such reimbursement amount for which Executive fails to submit an invoice or other documented reimbursement request at least 10 business days before the end of the calendar year next following the calendar year in which the expense was incurred. Such expenses shall be reimbursable only to the extent they were incurred during the term of the Agreement. In addition, the amount of such reimbursements that the Company is obligated to pay in any given calendar year shall not affect the amount the Company is obligated to pay in any other calendar year. In addition, Executive may not liquidate or exchange the right to reimbursement of such expenses for any other benefits.

Exhibit 10.24
a.Nothing in this Agreement shall preclude the Company from amending or terminating any employee benefit plan or practice, but, it being the intent of the parties that the Executive shall continue to be entitled during the Extended Term to compensation, benefits, reimbursements and perquisites as set forth in Paragraphs 5(a) through 5(c) and 5(e) through 5(h) at least equal to those attached to his position on the date of this Agreement, and nothing in this Agreement shall operate as, or be construed to authorize, a reduction during the Extended Term without Executive's written consent in the level of such compensation, benefits, reimbursements or perquisites as in effect on the date of a Change in Control. If and to the extent that such compensation, benefits, reimbursements or perquisites are not payable or provided to Executive under any such plan or practice by reason of an amendment thereto or termination thereof during the Extended Term, the Company shall nevertheless pay or provide such compensation, benefits, reimbursements or perquisites to Executive, either directly or through alternative arrangements.

1.Termination.

a.Payment Upon Termination During Current Term. In the event that the Company terminates this Agreement during the Current Term, or elects not to renew this Agreement at the end of the Current Term, for any reason other than Cause, as defined below, or the Executive’s death, the Company shall continue to pay to Executive (or in the event of his death following such termination, his legal representative), as a severance benefit his Base Compensation under Paragraph 5(a), at the rate in effect immediately prior to the date of such termination ("Termination Date"), on the regular payroll dates occurring during the period of one (1) year following the Termination Date. In addition, and notwithstanding the foregoing provisions of this Paragraph 6(a), to the extent required in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), Termination Date shall be determined based on the date the Executive has a “separation from service” within the meaning of Code Section 409A and regulations thereunder, using the default rule under such regulations (“Separation from Service”), and cash amounts that would otherwise be payable under this Paragraph 6(a) during the six-month period immediately following the Termination Date shall instead be paid, with interest on any delayed payment at the applicable federal rate under Code Section 7872(f)(2)(A), on the first business day after the date that is six (6) months following the Executive’s Separation from Service if necessary to comply with Code Section 409A. Each payment to be made under this Paragraph 6(a) shall be considered a separate payment. Payment of the severance benefit under this Paragraph is subject to the Executive’s compliance with the covenants of Paragraph 9 and the execution and delivery (and non- revocation) of a release of claims (the “Release”) against the Company and its officers, directors, employees and affiliates, which Release must be delivered to the Company not later than 45 days after the Termination Date. If the Executive fails to comply with any of the covenants of Paragraph 9 or fails to deliver the Release within 45 days after the Termination Date, or if the Executive revokes such Release within 7 days after its delivery to the Company, payment of the severance benefits shall cease and any unpaid amounts shall be forfeited. Payment commencement shall not be delayed, however, pending delivery of the Release.

Exhibit 10.24
a.Termination for Cause. This Agreement and Executive's employment hereunder may be terminated by the Company at any time for Cause. In the event of termination for Cause, the Executive shall not be entitled to any severance benefits under this Agreement. Termination of the Executive's employment shall be deemed to have been "for Cause" only if it shall have been the result of:

i.Executive’s conviction of a felony under the laws of the United States or a state in which Executive works or resides, or a guilty or no contest plea by the Executive with respect thereto;

i.a willful or deliberate act or acts of dishonesty by Executive resulting or intended to result directly or indirectly in material gain to or personal enrichment of Executive at the Company's expense;

i.a deliberate and intentional refusal by Executive (except by reason of incapacity due to illness or accident) to comply with the provisions of Paragraph 1, provided that such breach shall have resulted in demonstrably material injury to the Company and the Executive shall have failed to remedy such breach within thirty
(30) days after notice from the Secretary of the Company demanding that the Executive remedy such breach; or

i.conduct by Executive that is materially injurious to the Company if such conduct was undertaken without good faith and the reasonable belief that such conduct was in the best interest of the Company.

a.Payment Upon Termination During Extended Term. In the event of a Termination Without Cause, as defined below, during the Extended Term, the Company shall pay to Executive (or, in the event of his death following the termination, his legal representative) in cash, on the first business day that falls on or after the sixtieth (60th) day after the date of such termination (the "Extended Termination Date") the sum of all accrued but unpaid salary, bonus, vacation pay, expense reimbursements and any other amounts due, plus the following:

i.an amount equal to the product of multiplying the monthly rate of Base Compensation to which Executive was entitled under Paragraph 5(a) on the day immediately prior to the Extended Termination Date by Twenty-four (24) months ("Covered Period");

i.an amount equal to the aggregate of the Company's contributions to the Company's savings plan (including, but not limited to, the Chesapeake Utilities Corporation Retirement Savings Plan, and any related excess benefit plans) in respect of Executive that were not vested on the day immediately prior to the Extended

Termination Date but that would have been vested at the end of the Covered Period if Executive had remained employed by the Company for the duration of that period; and

Exhibit 10.24
i.an amount equal to the product of multiplying the average of the annual aggregate benefits awarded to the Executive under all annual bonus program(s) of the Company in which the Executive was a participant in each of the three (3) calendar years immediately preceding the calendar year in which the Extended Termination Date occurs by two (2) years.

Payment of the severance benefit under this Paragraph is subject to the Executive’s compliance with the covenants of Paragraph 9 and the execution and delivery (and non-revocation) of a release of claims (the “Release”) against the Company and its officers, directors, employees and affiliates, which Release must be delivered to the Company not later than 45 days after the Termination Date. If the Executive fails to comply with any of the covenants of Paragraph 9 or fails to deliver the Release within 45 days after the Termination Date, or if the Executive revokes such Release within
7 days after its delivery to the Company, payment of the severance benefits shall cease (if commenced) or shall not be made, and any unpaid amounts shall be forfeited.

In addition, the Company shall continue to provide medical, prescription drug, vision, dental and other Company welfare benefits to the Executive and his eligible dependents during the Covered Period as if the Executive remained an active employee of the Company (but, with respect to any such benefits provided through insurance, only if and to the extent it is permissible to extend such benefits to a former employee of the Company under the terms of the applicable plan and insurance contracts). Executive further acknowledges that the cost of the coverage afforded to Executive and his eligible dependents under self-funded medical expense reimbursement plans of the Company during the Covered Period shall be treated as additional taxable income to the Executive to the extent necessary to avoid a violation of the nondiscrimination provisions of Section 105(h) of the Code. Should the continuation of any medical or similar coverages be through fully insured plans, and should such continuation violate the nondiscrimination requirements for such plans under the Patient Protection and Affordable Care Act of 2010, then the Executive shall receive additional cash severance benefits rather than continued coverage under such plans of the Company in an amount based on the premium cost of such coverage that the Company would otherwise pay under this paragraph. In addition, the applicable period of health benefit continuation under Code Section 4980B shall begin at the end of the Covered Period.

To the extent required in order to comply with Code Section 409A, cash amounts that would otherwise be payable under this Paragraph 6(c) during the six-month period immediately following the Extended Termination Date (and which are not eligible for the exception applicable to payments due to involuntary separation under Treas. Reg. Section 1.409A-1(b)(9)(iii)) shall instead be paid, with interest on any delayed payment at the applicable federal rate under Code Section 7872(f)(2)(A), on the first business day after the date that is six (6) months following the Executive's Separation from Service. Further, any taxable welfare benefits provided to Executive pursuant to this Paragraph 6(c) that are not "disability pay" or "death benefits" within the meaning of Treas.

Reg. Section 1.409A-1(a)(5) (collectively, the "Applicable Benefits") shall be subject to the following requirements in order to comply with Code Section 409A. The amount of any Applicable Benefits provided during one taxable year shall not affect the amount of the

Exhibit 10.24
Applicable Benefits provided in any other taxable year, except that with respect to any Applicable Benefits that consist of the reimbursement of expenses referred to in Code Section 105(b), a limitation may be imposed on the amount of such reimbursements over some or all of the Covered Period, as described in Treas. Reg. Section 1.409A-3(i)(1)iv(B). To the extent that any Applicable Benefits consist of the reimbursement of eligible expenses, such reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred. No Applicable Benefits may be liquidated or exchanged for another benefit. During the period of six (6) months immediately following Executive's Separation from Service, Executive shall be obligated to pay the Company the full cost for any Applicable Benefits that do not constitute health benefits of the type required to be provided under the health continuation coverage requirements of Code Section 4980B, and the Company shall reimburse Executive for any such payments on the first business day that is more than six (6) months after Executive's Separation from Service, together with interest on such amount from the date of Separation from Service through the date of payment at the applicable federal rate under Code Section 7872(f)(2)(A).

a.Termination Without Cause. For purposes of Paragraph 6(c) above, "Termination Without Cause" shall mean a Separation from Service of the Executive that is either a:
i.Termination by the Company of Executive's employment without Cause (as "Cause" is defined in Paragraph 6(b) above); or

i.Termination by Executive of his employment following the occurrence of any of the following events:

1.failure to elect or re-elect Executive to, or removal of Executive from, the office or offices set forth in Paragraph 1, or failure to nominate Executive for election to the Board if Executive shall have been a member of the Board immediately prior to a Change in Control of the Company;

1.a significant change in the nature or scope of his authorities, powers, functions, duties or responsibilities attached to the positions contemplated in Paragraph 1, or a reduction in his compensation or in the benefits available to the Executive and his family, as provided in Paragraph 5, which change or reduction is not remedied within thirty (30) days after notice to the Company by the Executive;

1.any other breach by the Company of any material provision of this Agreement (including, without limitation, relocation of the Executive in material violation of Paragraph 4(b)), which breach is not remedied within thirty (30) days after notice to the Company by Executive; or

1.the consolidation or merger of the Company or transfer of all or a significant portion of its assets unless a successor or successors (by merger, consolidation or otherwise) to which all or a significant portion of its assets has been transferred shall have assumed all duties and obligations of the Company under this Agreement.

Exhibit 10.24

In order to effect a Termination Without Cause in any event set forth in this Paragraph 6(d)(ii), Executive must elect to terminate his employment under this Agreement upon not less than forty (40) days and not more than ninety (90) days' written notice to the Board, attention of the Chief Executive Officer, given, except in the case of a continuing breach, within three (3) calendar months after: (1) failure to be so elected, reelected, or nominated, or such removal, (2) expiration of the 30-day cure period with respect to such event, or (3) the closing date of such consolidation, merger or transfer of assets.

An election by Executive to terminate his employment under the provisions of this Paragraph shall not be deemed a voluntary termination of employment by Executive for the purpose of this Agreement or any plan or practice of the Company. Further, the death of the Executive during the Extended Term but prior to a Termination Without Cause, as defined, shall not constitute Cause or be deemed to be a Termination Without Cause.

a.Resignation of All Other Positions. Upon termination of the Executive’s employment hereunder for any reason, the Executive shall be deemed to have resigned from all positions that the Executive holds as an officer or member of the Board of Directors of the Company or any affiliates unless otherwise determined by the Board.

1.Maximum Payment Upon Termination.

a.Determination. Notwithstanding any other provision of this Agreement, if any payment or distribution (a "Payment") by the Company or any other person or entity to or for the benefit of the Executive is determined to be an "excess parachute payment" (within the meaning of Code Section 280G(b)(1) or any successor provision of similar effect), whether paid or payable or distributed or distributable pursuant to Paragraph 6(c) of this Agreement or otherwise, then the Executive’s benefits under this Agreement shall be reduced by the amount necessary so that the Executive’s total "parachute payment" as defined in Code Section 280G(b)(2)(A) under this and all other agreements will be $1.00 less than the amount that would be a "parachute payment". The determination concerning the application of the reduction shall be made by a nationally-recognized firm of independent accountants (together with legal counsel of its choosing) selected by the Company after consultation with the Executive (which may be the Company’s independent auditors), whose determination shall be conclusive and binding on all parties. Any fees and expenses of such independent accountants and counsel (including counsel for the Executive) shall be borne by the Company.

a.Notices. If it is determined that the benefits under this Agreement must be reduced under this Paragraph, within 10 days of the date of such determination, the Company will apprise the Executive of the amount of the reduction ("Notice of Reduction"). Within 10 days of receiving that information, the Executive may specify how (and against which benefit or payment source) the reduction is to be applied ("Notice of Application"). The Company will be required to implement these directions within 10 days of receiving the Notice of Application. If the Company has not received a Notice of Application from the

Exhibit 10.24
Executive within 10 days of the date of the Notice of Reduction, the Company will apply this Paragraph proportionately based on the amounts otherwise payable under Paragraph 6(c). If the Company receives a Notice of Application that does not fully implement the requirements of this Paragraph, the Company will apply this Paragraph proportionately on the basis of the reductions specified in the Notice of Application first, then to any remaining reduction based on the amounts otherwise payable under Paragraph 6(c).

Notwithstanding the foregoing, if the exercise of discretion reserved to the Executive in determining the Notice of Application would violate Code Section 409A, then such discretion shall be eliminated and the amounts payable under Paragraph 6(c) shall be reduced proportionately.

1.Mitigation. Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that Executive may earn from employment with another employer or otherwise following his Termination Date or Extended Termination Date, as applicable.

1.Covenants.

a.Introduction. The parties acknowledge that the provisions and covenants contained in this Paragraph 9 are ancillary and material to this Agreement and that the limitations contained herein are reasonable in geographic and temporal scope and do not impose a greater restriction or restraint than is necessary to protect the goodwill and other legitimate business interests of the Company. The parties also acknowledge and agree that the provisions of this Paragraph 9 do not adversely affect Executive’s ability to earn a living in any capacity that does not violate the covenants contained herein. The parties further acknowledge and agree that the provisions of Paragraph 19 below are accurate and necessary because (i) Delaware is the headquarters state of the Company, which has operations in multiple states and a compelling interest in having its employees treated uniformly, (ii) the use of Delaware law provides certainty to the parties in any covenant litigation in the United States, and (iii) enforcement of the provisions of this Paragraph 9 would not violate any fundamental public policy of Delaware or any other jurisdiction.

a.Confidential Information. Executive shall hold in a fiduciary capacity for the benefit of the Company, all secret or confidential information, knowledge or data relating to the

Company and its businesses (including, but not limited to, any proprietary and not publicly available information concerning any processes, methods, trade secrets, costs, names of users or purchasers of the Company’s products or services, business methods, financial affairs, operating procedures or programs or methods of promotion and sale) that Executive has obtained or obtains during Executive’s employment by the Company and that is not public knowledge (other than as a result of Executive’s violation of this Paragraph 9(b)) ("Confidential Information"). For purposes of this Paragraph 9(b), information shall not be deemed to be publicly available merely because it is embraced by general disclosures or because individual features or combinations thereof are publicly available. Executive shall not communicate, divulge or disseminate

Exhibit 10.24
Confidential Information at any time during or after Executive’s employment with the Company except:

i.to employees or agents of the Company that need the Confidential Information to perform their duties on behalf of the Company;

i.in the performance of Executive’s duties to the Company;

i.as a necessary (and only to the extent necessary) part of any undertaking by Executive to enforce Executive’s rights under this Agreement; or

i.as otherwise required by law or legal process.

All confidential records, files, memoranda, reports, customer lists, drawings, plans, documents and the like that Executive uses, prepares or comes into contact with during the course of Executive’s employment shall remain the sole property of the Company and shall be turned over to the Company upon termination of Executive’s employment.

a.Non-solicitation of Company Employees. Executive shall not, at any time during the Restricted Period (as defined below), without the prior written consent of the Company, engage in the following conduct (a "Solicitation"):

i.directly or indirectly, contact, solicit, recruit or employ (whether as an employee, officer, director, agent, consultant or independent contractor) any person who was or is at any time during the previous six months an employee, representative, officer or director of the Company; or

i.take any action to encourage or induce any employee, representative, officer or director of the Company to cease his or her relationship with the Company for any reason. A "Solicitation" does not include any recruitment of employees for the Company.

The "Restricted Period" means the period including Executive's employment with the Company and one (1) year following the Termination Date or Extended Termination Date, as applicable, and, if the Executive has given a notice pursuant to Paragraph 6(d)(ii), for a period of fifteen (15) months following the giving of such notice.

a.Non-solicitation of Third Parties. During the Restricted Period, the Executive shall not (either directly or indirectly or as an officer, agent, employee, partner or director of any other company or entity) solicit, service, recruit, induce, influence, or accept on behalf of any competitor of the Company the business of:

i.any customer of the Company at the time of Executive's employment or Termination Date or Extended Termination Date, as applicable; or

Exhibit 10.24
i.any potential customer of the Company which Executive knew to be an identified, prospective purchaser of services or products of the Company.

a.Non-competition. During the Restricted Period, Executive shall not, directly or indirectly, accept employment with, act as a consultant to, or otherwise perform services that are substantially the same or similar to those for which Executive was compensated by the Company (such comparison to be based on job-related functions and responsibilities and not job title) for any business that directly competes with any portion of the Company. This restriction applies to any parent, division, affiliate, newly formed or purchased business(es) and/or successor of a business that competes with the Company. Further, during the Restricted Period, Executive shall not assist any individual or entity other than the Company in acquiring any entity with respect to which a proposal to acquire such entity was presented to the Board during the one (1) year period beginning prior to Executive's Termination Date, Extended Termination Date or notice given by Executive pursuant to Paragraph 6(d)(ii), as applicable.

a.Post-Termination Cooperation. Executive agrees that during and after employment with the Company and without additional compensation (other than reimbursement for reasonable associated expenses) to cooperate with the Company in the following areas:

i.Cooperation with the Company. Executive agrees to:

1.be reasonably available to answer questions for the Company's officers regarding any matter, project, initiative or effort for which Executive was responsible while employed by the Company; and

1.cooperate with the Company during the course of all third-party proceedings arising out of the Company's business about which Executive has knowledge or information.

For purposes of this Agreement, "proceeding" includes internal investigations, administrative investigations or proceedings and lawsuits (including pre-trial discovery and trial testimony) and "cooperation" includes (1) Executive being reasonably available for interviews, meetings, depositions, hearings and/or trials without the need for a subpoena or assurances by the Company, (2) providing any and all documents in Executive's possession that relate to the proceeding, and
(3) providing assistance in locating any and all relevant notes and/or documents.

i.Cooperation with Third Parties. Unless compelled to do so by lawfully-served subpoena or court order, Executive agrees not to communicate with, or give statements or testimony to, any attorney representing an interest opposed to the Company's interest ("Opposing Attorney"), Opposing Attorney's representative (including a private investigator) or current or former employee relating to any matter (including pending or threatened lawsuits or administrative investigations) about which Executive has knowledge or information as a result of employment

Exhibit 10.24
with the Company. Executive also agrees to notify the Company immediately after being contacted by a third party or receiving a subpoena or court order to appear and testify with respect to any matter that may include a claim opposed to the Company's interest. However, this Paragraph 9(f)(ii) shall not apply to any effort undertaken by Executive to enforce Executive's rights under this Agreement, but only to the extent necessary for that purpose.

i.Cooperation with the Media. Executive agrees not to communicate with, or give statements to, any member of the media (including print, television, electronic or radio media) relating to any matter (including pending or threatened lawsuits or administrative investigations) about which Executive has knowledge or information as a result of employment with the Company. Executive also agrees to notify the Company immediately after being contacted by any member of the media with respect to any matter affected by this Paragraph.

a.Non-Disparagement. Executive and Company shall at all times refrain from taking actions or making statements, written or verbal, that:

i.denigrate, disparage or defame the goodwill or reputation of Executive or the Company, as the case may be, or any of its trustees, officers, security holders, partners, agents or former or current employees and directors, or

i.are intended to, or may be reasonably expected to, adversely affect the morale of the employees of the Company.

Executive further agrees not to make any negative statements to third parties relating to Executive's employment or any aspect of the business of the Company and not to make any statements to third parties about the circumstances of the termination of Executive's employment, or about the Company or its trustees, directors, officers, security holders, partners, agents or former or current employees and directors, except as may be required by a court or governmental body.

a.Enforcement. The Executive acknowledges and agrees that: (i) the purpose of the foregoing covenants, including, without limitation, the nonsolicitation and noncompetition covenants of Paragraphs 9(d) and (e), is to protect the goodwill, trade secrets and other Confidential Information of the Company; (ii) because of the nature of the business in which the Company is engaged and because of the nature of the Confidential Information to which the Executive has access, the Company would suffer irreparable harm and it would be impractical and excessively difficult to determine the actual damages of the Company in the event the Executive breached any of the covenants of this Paragraph 9; and (iii) remedies at law (such as monetary damages) for any breach of the Executive's obligations under this Paragraph 9 would be inadequate. The Executive therefore agrees and consents that if the Executive commits any breach of a covenant under this Paragraph 9, or threatens to commit any such breach, the Company shall have the right (in addition to, and not in lieu of, any other right or remedy that may be available to it, including but not limited to the right to terminate and forfeit as yet unpaid severance benefits under Paragraphs 6(a) and 6(c) of this Agreement) to temporary and

Exhibit 10.24
permanent injunctive relief from a court of competent jurisdiction, without posting any bond or other security and without the necessity of proof of actual damage, and that the arbitration provisions of Paragraph 14 shall not apply.

a.Notice of Immunity under the Economic Espionage Act of 1996, as amended by the Defend Trade Secrets Act of 2016 (“DTSA”). Notwithstanding any other provision of this Agreement, the Executive will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that:

i.is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and that is disclosed solely for the purpose of reporting or investigating a suspected violation of law; or

i.is made in a complaint or other document filed under seal in a lawsuit or other proceeding.

If the Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Executive may disclose the Company’s trade secrets to the Executive’s attorney and use the trade secret information in the court proceeding if the Executive:

a.files any document containing trade secrets under seal; and

a.does not disclose trade secrets, except pursuant to court order.

a.Security and Access. The Executive agrees and covenants to comply with all Company security policies and procedures as in force from time to time including without limitation those regarding computer equipment, telephone and voicemail systems, facilities access, key cards, access codes, intranet and internet, social media, computer systems and networks, e-mail systems, software, data security, encryption, firewalls, passwords and any and all other Company facilities, IT resources and communication technologies (“Facilities and Information Technology Resources”), and not to access or use any Facilities and Information Technology Resources except as authorized by the Company. The Executive also agrees not to access or use any Facilities and Information Technology Resources in any manner after the termination of the Executive’s employment by the Company, whether such termination is voluntary or involuntary, without the Company’s consent.

a.Stock Ownership Requirements. During the Term, the Executive shall be expected to maintain ownership of Company common stock in accordance with guidelines established by the Board as in effect from time to time.

1.Indemnification. The Company shall indemnify Executive to the fullest extent permitted by applicable Delaware law (as may be amended from time to time), including the advance of expenses permitted herein. In the event that the Executive is made a party or threatened to be made a party to any action, suit, or proceeding, whether civil, criminal,

Exhibit 10.24
administrative, or investigative (a “Proceeding”), other than any Proceeding initiated by the Executive or the Company related to any contest or dispute between the Executive and the Company or any of its affiliates with respect to this Agreement or the Executive’s employment hereunder, by reason of the fact that the Executive is or was a director or officer of the Company, or any affiliate of the Company, or is or was serving at the request of the Company as a director, officer, member, employee, or agent of another corporation or a partnership, joint venture, trust, or other enterprise, the Executive shall be indemnified and held harmless by the Company to the maximum extent permitted under applicable law and the Company’s bylaws from and against any liabilities, costs, claims, and expenses, including all costs and expenses incurred in defense of any Proceeding (including attorneys’ fees). Costs and expenses incurred by the Executive in defense of such Proceeding (including attorneys’ fees) shall be paid by the Company in advance of the final disposition of such litigation upon receipt by the Company of: (i) written request for payment; (ii) appropriate documentation evidencing the incurrence, amount, and nature of the costs and expenses for which payment is being sought; and
a.an undertaking adequate under applicable law made by or on behalf of the Executive to repay the amounts so paid if it shall ultimately be determined that the Executive is not entitled to be indemnified by the Company under this Agreement. Notwithstanding the foregoing, nothing in this Paragraph shall impose on the Company any obligation to indemnify the Executive from any tax, excise tax or similar penalty, including but not limited to any excise tax under Code Section 409A or 4999, imposed on the Executive with respect to any compensation, deferred compensation, severance or other benefits provided to Executive by Company under this Agreement or otherwise, without regard to whether the Company bears any culpability with respect to the imposition of such tax or not
1.Performance. The failure of either party to this Agreement to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of its rights subsequently to insist upon strict performance of such provision or any other provision of this Agreement.
2.Non-Assignability. Neither party shall have the right to assign this Agreement or any rights or obligations hereunder without the consent of the other party.

1.Invalidity. If any provisions of this Agreement shall be found to be invalid by any court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, all of which shall remain in full force and effect.

1.Arbitration and Legal Fees. In the event of any dispute regarding a refusal or failure by the Company to make payments or provide benefits hereunder for any reason, Executive shall have the right, in addition to all other rights and remedies provided by law, to arbitration of such dispute under the rules of the American Arbitration Association, which right shall be invoked by serving upon the Company a notice to arbitrate, stating the place of arbitration, within ninety
(90) days of receipt of notice in any form (including, without limitation, failure by the Company to respond to a notice from Executive within thirty (30) days) that the Company is withholding or proposes to withhold any payments or the provision of any benefits the Executive, in good faith, believes are called for hereunder. In the event of any such dispute,

Exhibit 10.24
whether or not Executive exercises his right to arbitration, if it shall ultimately be determined that the Company's refusal or failure to make payments or provide benefits hereunder was wrongful or otherwise inconsistent with the terms of this Agreement, the Company shall indemnify and hold harmless Executive from and against any and all expenses incurred in connection with such determination, including reasonable legal and other fees and expenses. Accordingly, the Company agrees to pay within 30 days following the Company’s receipt of an invoice from the Executive all legal fees and expenses which the Executive may reasonably incur as a result of any contest by either party of the validity or enforceability of, or liability under, any provision of this Agreement, plus, in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code, if the Executive prevails on any material claim made by him and disputed by the Company (or its successors and assigns) under the terms of this Agreement. Such payments shall be made in accordance with the provisions of Paragraph 20 in order to comply with Section 409A of the Code.

1.Survival of Certain Provisions. Notwithstanding any other provision of this Agreement, the termination of this Agreement for any reason shall not result in the termination of the rights and obligations of the parties under the provisions of Sections 5(d), 6, 7, 9, 10, 14 and 16 hereof, which shall survive any such termination. The right of recovery provisions of Section 5(d) shall cease to apply during the Extended Term and shall be automatically terminated upon a Change in Control of the Company (as defined in Paragraph 2(d)) except with respect to any right of recovery that has been asserted prior to such Change in Control.

1.Successors. This Agreement shall be binding upon and inure to the benefit of the Executive (and his personal representative), the Company and any successor organization or organizations that shall succeed to substantially all of the business and property of the Company and assume the Company’s obligations hereunder, whether by means of merger, consolidation, acquisition of substantially all of the assets of the Company, or operation of law. The Company shall require any successor organization or organizations to agree to assume the obligations of this Agreement.
2.Set-off. The Company shall have no right of set-off or counterclaim in respect of any claim, debt or obligation against any payments or benefits provided for in this Agreement except as otherwise provided herein.

1.Amendments. No Amendment to this Agreement shall be effective unless in writing and signed by both the Company and Executive. Notwithstanding the foregoing, if any compensation or benefits provided by this Agreement may result in the application of Code Section 409A, the Company shall, in consultation with the Executive, modify the Agreement in the least restrictive manner necessary in order to exclude such compensation from the definition of "deferred compensation" within the meaning of Code Section 409A or in order to comply with the provisions of Code Section 409A, other applicable provisions of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions, and without any diminution in the value of the payments to the Executive.

Exhibit 10.24
1.Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware. The parties hereto irrevocably agree to submit to the jurisdiction and venue of the courts of the State of Delaware in any action or proceeding brought with respect to or in connection with this Agreement except for an action described in Paragraph 14.

1.Code Section 409A. Notwithstanding any provision of Paragraph 10 or 14 of this Agreement to the contrary, any legal fees and expenses to be paid by the Company pursuant to Paragraph 10 or 14 shall be subject to the following requirements in order to comply with Code Section 409A. Such legal fees and expenses shall be paid by the Company only to the extent incurred during the Term of the Agreement or for a period of ten (10) years after the Executive's Separation from Service. The Company shall pay such legal fees and expenses no later than the end of the calendar year next following the calendar year in which such fees and expenses were incurred, and the Company shall not be obligated to pay any such fees and expenses for which the Executive fails to submit an invoice at least ten (10) business days before the end of the calendar year next following the calendar year in which such fees and expenses were incurred. The amount of such legal fees and expenses that the Company is obligated to pay in any given calendar year shall not affect the legal fees and expenses that the Company is obligated to pay in any other calendar year, and the Executive's right to have the Company pay such legal fees and expenses may not be liquidated or exchanged for any other benefit.

1.Notices. Unless otherwise stated herein, all notices hereunder shall be in writing and shall be deemed to be given when personally delivered or mailed by United States registered or certified mail, postage prepaid, to, if to the Company, 909 Silver Lake Boulevard, Dover, Delaware 19904, and, if to Executive, the last address therefore shown on the records of the Company. Either the Company or Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

1.Withholding. The Company may withhold from any amounts payable to Executive hereunder all federal, state, city or other taxes that the Company may reasonably deter- mine are required to be withheld pursuant to any applicable law or regulation.

1.Nature of Payments Upon Termination. All payments to Executive pursuant to Paragraph 6 of this Agreement shall be considered as liquidated damages or, in the case of certain payments pursuant to Paragraph 6(c), as severance payments in consideration of Executive's past services to the Company, and no such payment shall be regarded as a penalty to the Company.

1.Prior Agreement. The parties acknowledge and agree that the terms of this Agreement constitute the entire agreement of the parties with respect to the subject matter and supersede all prior agreements and amendments with respect thereto, including, without limitation, the Prior Agreement.

1.Acknowledgment. The parties hereto each acknowledge that each has read this Agreement and understands the same and that each enters into this Agreement freely and voluntarily.

Exhibit 10.24

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CHESAPEAKE UTILITIES CORPORATION

[CORPORATE SEAL] By:
Jeffry M. Householder
Title: Chief Executive Officer
ATTEST:

Louis J. Anatrella

EXECUTIVE:

Chief Human Resources Officer
Jeffrey S. Sylvester

S I G N AT U R E C E RT I F I C AT E

Reference Number
84BBE2F0-3453-4FFB-850B-172072AEE28F
Transaction Type
Signature Request
Sent At
02/26/2020 08:25 EST
Executed At
03/02/2020 08:39 EST
Identity Method
email
Distribution Method
email
Signed Checksum

Document Name
5 - Executive Employment Agreement - Sylvester 12-4-19
Filename
5_-_executive_employment_agreement_-_sylvester_12-4-19.pdf
Pages
20 pages
Content Type
application/pdf
File Size
100 KB
Original Checksum

Exhibit 10.24

Signer Sequencing
Disabled
Document Passcode
Disabled

SIG N E R S

Name
Lou Anatrella
Email
lanatrella@chpk.com
Components
1

Status
signed
Multi-factor Digital Fingerprint Checksum

IP Address
168.149.161.43
Device
Internet Explorer via Windows
Drawn Signature

Signature Reference ID
3304D14E
Signature Biometric Count
281

Viewed At
03/02/2020 08:38 EST
Identity Authenticated At
03/02/2020 08:39 EST
Signed At
03/02/2020 08:39 EST

Name
Jeff Householder
Email
jhouseholder@chpk.com
Components
1

Status
signed
Multi-factor Digital Fingerprint Checksum

IP Address
174.227.0.204
Device
Mobile Safari via iOS
Drawn Signature

Signature Reference ID
D5BDEE6A
Signature Biometric Count
188

Viewed At
02/26/2020 16:43 EST
Identity Authenticated At
02/26/2020 16:44 EST
Signed At
02/26/2020 16:44 EST

Exhibit 10.24

Name
Jeff Sylvester
Email
jssylvester@chpk.com
Components
20

Status
signed
Multi-factor Digital Fingerprint Checksum

IP Address
162.212.91.7
Device
Mobile Safari via iOS
Drawn Signature

Signature Reference ID
96AFF91D
Signature Biometric Count
239

Viewed At
02/26/2020 09:20 EST
Identity Authenticated At
02/26/2020 09:23 EST
Signed At
02/26/2020 09:23 EST

A UD ITS

03/02/2020 08:39 EST Lou Anatrella (lanatrella@chpk.com) signed the document on Internet Explorer via Windows from 168.149.161.43. 03/02/2020 08:39 EST Lou Anatrella (lanatrella@chpk.com) authenticated via email on Internet Explorer via Windows from 168.149.161.43. 03/02/2020 08:38 EST Lou Anatrella (lanatrella@chpk.com) viewed the document on Internet Explorer via Windows from 168.149.161.43. 03/02/2020 08:38 EST Lou Anatrella (lanatrella@chpk.com) viewed the document on Internet Explorer via Windows from 34.232.127.140. 03/01/2020 18:00 EST Lou Anatrella (lanatrella@chpk.com) was emailed a reminder.
02/26/2020 16:44 EST Jeff Householder (jhouseholder@chpk.com) signed the document on Mobile Safari via iOS from 174.227.0.204. 02/26/2020 16:44 EST Jeff Householder (jhouseholder@chpk.com) authenticated via email on Mobile Safari via iOS from

Exhibit 10.24
174.227.0.204. 02/26/2020 16:43 EST Jeff Householder (jhouseholder@chpk.com) viewed the document on Mobile Safari via iOS from 52.44.93.197.
02/26/2020 16:43 EST Jeff Householder (jhouseholder@chpk.com) viewed the document on Mobile Safari via iOS from 174.227.0.204. 02/26/2020 09:23 EST Jeff Sylvester (jssylvester@chpk.com) signed the document on Mobile Safari via iOS from 162.212.91.7.
02/26/2020 09:23 EST Jeff Sylvester (jssylvester@chpk.com) authenticated via email on Mobile Safari via iOS from 162.212.91.7. 02/26/2020 09:20 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 34.232.127.140. 02/26/2020 09:19 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 52.44.93.197.
02/26/2020 09:19 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 162.212.91.7. 02/26/2020 08:31 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Internet Explorer via Windows from 37.120.150.163. 02/26/2020 08:31 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 34.231.157.157.
02/26/2020 08:31 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 52.44.93.197. 02/26/2020 08:31 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 162.212.91.7. 02/26/2020 08:25 EST Jeff Sylvester (jssylvester@chpk.com) was emailed a link to sign.
02/26/2020 08:25 EST Jeff Householder (jhouseholder@chpk.com) was emailed a link to sign. 02/26/2020 08:25 EST Lou Anatrella (lanatrella@chpk.com) was emailed a link to sign.
02/26/2020 08:25 EST Debby Frye (dfrye@chpk.com) created document '5_-_executive_employment_agreement_-_sylvester_12-4-19.pdf' on Internet Explorer via Windows from 168.149.161.43.EXECUTIVE EMPLOYMENT AGREEMENT

This Executive Employment Agreement (the "Agreement") dated this 4th day of December, 2019, is hereby made by and between Chesapeake Utilities Corporation, a Delaware corporation (the "Company"), and Jeffrey S. Sylvester (the "Executive").

Recitals

WHEREAS, the Company is currently obtaining the benefit of Executive's services as a full-time executive employee in the capacity of Senior Vice President, Transmission and Distribution;

WHEREAS, the Company's Board of Directors (the "Board") has authorized the Company to provide for the Executive's continued employment pursuant to the terms of this Agreement as the Company’s Senior Vice President, Transmission and Distribution; and

Exhibit 10.24
WHEREAS, Executive is willing, in consideration of the covenants and consideration hereinafter provided, to continue to be employed by the Company in the capacity of Senior Vice President, Transmission and Distribution and to render services incident to such position during the term of this Agreement.

Agreement

In consideration of the mutual promises and covenants contained herein, the Company and Executive hereby agree as follows:

1.Employment. The Company agrees to employ Executive, and Executive agrees to accept employment, as an officer of the Company in the capacity of Senior Vice President, Transmission and Distribution, with such authority, duties and responsibilities as are customarily assigned to such position, including such reasonable duties and responsibilities as may be requested of the Executive by the Board of Directors and which are consistent with the By-laws of the Company as in effect from time to time including, but not limited to, responsibility for direction of the Transmission, Distribution, and Customer Care functions of the Company.

1.Term.

a.Term of Agreement. The term of this Agreement ("Term") shall be the Current Term (as defined in Paragraph 2(b)), and, if applicable, the Extended Term (as defined in Paragraph 2(c)).

a.Current Term. Subject to Paragraph 2(c), the Current Term of this Agreement shall extend for two (2) years commencing on December 4, 2019. If the Current Term of this Agreement expires without there having been a Change in Control (as hereinafter defined), this Agreement may be renewed for successive one (1) year terms, as of the day following such expiration, by the Company through action of the Compensation Committee of the Board of Directors, unless, during the period beginning ninety (90) days prior and ending thirty (30) days prior to such day, either the Company or Executive shall have given notice to the other that this Agreement will not be renewed. If the Company determines to extend or renew this Agreement as provided under this Paragraph, the new Agreement shall be identical to this Agreement (except insofar as the Company and Executive may otherwise agree in writing) except that the date of the new Agreement shall be as of the day following the expiration of the Current Term of this Agreement or any renewal term.

a.Extended Term. Upon the occurrence of a Change in Control (as defined in Paragraph 2(d)), the Current Term shall end and the Term of this Agreement shall thereupon automatically be extended, commencing on the date of such Change in Control, for a period of two
(2) years ( the "Extended Term").

Exhibit 10.24
a.Change In Control. For the purposes of this Agreement, "Change in Control" shall mean a change in the control of the Company during the Term of this Agreement, which shall be deemed to have occurred upon the first of the following events:

i.any one person, or group of owners of another corporation who acting together through a merger, consolidation, purchase, acquisition of stock or the like (a "Group"), acquires ownership of stock of the Company (or a majority-controlled subsidiary of the Company) that, together with the stock held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the corporation before this transfer of the Company's stock, the acquisition of additional stock by the same person or Group shall not be considered to cause a Change in Control of the Company; or

i.any one person or Group acquires (or has acquired during the twelve
(12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company (or a majority-controlled subsidiary of the Company) possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company where such person or Group is not merely acquiring additional control of the Company; or

i.a majority of members of the Company's Board (other than the Board of a majority-controlled subsidiary of the Company) is replaced during any twelve
(12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or

i.any one person or Group acquires (or has acquired during the twelve
a.month period ending on the date of the most recent acquisition by such person or Group) assets from the Company (or a majority-controlled subsidiary of the Company) that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Change in Control if the assets are transferred to:

i.a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

Exhibit 10.24
i.an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;

i.a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or

i.an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (d)(i), above.

However, no Change in Control shall be deemed to have occurred with respect to the Executive by reason of (1) any event involving a transaction in which the Executive or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than thirty percent (30%) of the Common Stock of the business or assets of the Company; or (2) any event involving or arising out of a proceeding under Title 11 of the United States Code (or the provisions of any future United States bankruptcy law), or an assignment for the benefit of creditors or an insolvency proceeding under state or local law.

1.Time. Executive agrees to devote all reasonable full time and best efforts for the benefit of the Company and any subsidiary of the Company, and not to serve any other business enterprise or organization in any capacity during the Term of this Agreement without the prior written consent of the Company, which consent shall not be unreasonably withheld.

1.Office.

a.Current Term. During the Current Term, the Executive shall serve in the capacity as defined in Paragraph 1 and the parties agree that the Company shall elect the Executive to these offices, on an annual basis if necessary, during the Current Term of this Agreement.

a.Extended Term. During the Extended Term of this Agreement the Executive shall hold and perform an office with the responsibility, importance and scope within the Company at least equal to that of the office described and contemplated in Paragraph 1. Further, Executive's office shall be located in Dover, Delaware, and Executive shall not be required, without his written consent, to change his office location or to be absent therefrom on business for more than sixty (60) working days in any year.

1.Compensation and Benefits.

a.Base Compensation; Current Term. The Company shall compensate Executive for his services hereunder during the Current Term at a rate of $300,000 per annum, or such amount as the Board may from time to time determine ("Base Compensation"), payable in installments on the Company’s regular payroll dates for salaried executives. The Base Compensation rate shall be reviewed annually and may be increased or decreased, from time to time, provided, however, that Base Compensation shall only be decreased by the Board on a good faith basis and with reasonable justification for the same, and provided further, that in the event of a Change in Control, Base Compensation shall not at any time thereafter be decreased.

Exhibit 10.24

a.Base Compensation; Extended Term. During the Extended Term, the Company shall compensate Executive for his services hereunder at a rate per annum, payable in installments on the Company’s regular payroll dates for salaried executives, equal to his Base Compensation at the time the Extended Term commences, which may be increased, but not decreased, by such additional amounts as the Board may determine from time to time based, in part, on an annual review of the Executive's compensation and performance.

a.Incentive Plans. During the Term of this Agreement, Executive shall be entitled to participate in all bonus, incentive compensation and performance based compensation plans, and other similar policies, practices, programs and arrangements of the Company, now in effect or as hereafter amended or established, on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. The Executive's participation shall be in accordance with the terms and provisions of such plans and programs. Participation shall include, but not be limited to:

i.Chesapeake Utilities Corporation Long-Term 2013 Stock and Incentive Compensation Plan. Executive shall be eligible for a performance incentive compensation award as determined on an annual basis by the Compensation Committee of the Board of Directors in its discretion and in

4
JSS
Initials

accordance with and subject to the terms of the Company’s 2013 Stock and Incentive Compensation Plan (the “Equity Plan”) during the Term of this Agreement. The Equity Plan’s Target Bonus as a percent of base salary shall be reviewed annually and may be increased or decreased, from time to time, provided, however, that Target shall only be decreased by the Board on a good faith basis and with reasonable justification for the same, and provided further, that in the event of a Change in Control, Target shall not at any time thereafter be decreased.

i.Chesapeake Utilities Corporation Cash Bonus Incentive Plan. Executive shall be eligible for an annual cash bonus award with a target award amount equal to thirty five (35%) of Executive’s Base Compensation, as determined on an annual basis by the Compensation Committee of the Board in its discretion and in accordance with and subject to the terms of the Company’s Cash Bonus Incentive Plan during the Term of this Agreement.

a.Recovery of Compensation. The Executive acknowledges and agrees that all or any portion of an incentive award under the above described bonus and incentive compensation plans or any future arrangement established by the Company to provide incentive or bonus compensation, whether payable in cash, Company common stock or other property, (“Award”) is subject to an obligation of repayment by the Executive to the Company if the amount of the Award was calculated based upon the achievement of

Exhibit 10.24
certain financial results (as reflected in the financial statement of the Company or otherwise) or other performance metrics that, in either case, were subsequently found to be materially inaccurate. The amount that shall be repaid by the Executive to the Company shall be based on the excess amount paid or awarded to the Executive under the Award as compared to the amount that would have been paid or awarded had the material inaccuracy not occurred. If the Compensation Committee of the Board of Directors determines that the Executive engaged in misconduct, malfeasance or gross negligence in the performance of his or her duties that either caused or significantly contributed to the material inaccuracy in financial statements or other performance metrics, there shall be no time limit on this right of recovery, which shall apply to all future Awards as well as to any and all pre-existing Awards that have not yet been determined and paid as of the date of this Agreement. In all other circumstances, this right of recovery shall apply to all future Awards as well as to any and all pre-existing Awards that have not yet been determined and paid as of the date of this agreement for a period not exceeding one year after the date of payment of each such Award. In addition, the Executive hereby agrees that, if he or she does not promptly repay the amount recoverable hereunder within thirty (30) days of a demand therefore, such amount may be withheld from compensation of any type not yet due and payable to the Executive, including, but not limited to, the cancellation of future Awards, as determined by the Compensation Committee in its sole discretion. In addition, the Compensation Committee is granted the discretionary authority to interpret and enforce this provision as it determines to be in the best interest of the Company and equitable to the parties. Notwithstanding anything herein, this provision shall not be the Company’s exclusive remedy with respect to such matters. In addition, the parties agree that the Company may unilaterally amend this provision at any time to comply with applicable law or securities exchange listing rules, as the same may be in effect from time to time, during the Current Term or the Extended Term of this Agreement.

a.Retirement Plans. During the Term of this Agreement, Executive shall be entitled to participate in all profit-sharing, savings and retirement benefit plans, plans that are supplemental to any tax-qualified savings and retirement plans, and other similar policies, practices, programs and arrangements of the Company, now in effect or as hereafter amended or established, on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. The Executive's participation shall be in accordance with the terms and provisions of such plans and programs.

a.Welfare Benefits. During the Term of this Agreement, Executive, and his family, as applicable, shall be entitled to participate in all insurance, medical, health and welfare, and similar plans and arrangements, as well as all vacation and other employee fringe benefit plans, perquisite plans, and other policies, practices, programs and arrangements of the Company, now in effect or as hereafter amended or established, on a basis that is commensurate with his position and no less favorable than those generally applicable or made available to other executives of the Company. The Executive’s participation shall be in accordance with the terms and provisions of such plans.

Exhibit 10.24
a.Other Benefits. During the Term of this Agreement, the Company shall furnish Executive with a suitable office, necessary administrative support and customary furniture and furnishings for such office. The Company further agrees that Executive shall have the use of a Company-owned or Company-leased and Company-maintained automobile, new every three (3) years, of a kind and model appropriate to his position with the Company.

a.Expenses. During the Term of this Agreement, the Company shall pay all necessary and reasonable business expenses incurred by Executive on behalf of the Company in the course of his employment hereunder, including, without limitation, expenses incurred in the conduct of the Company's business while away from his domicile and properly substantiated expenses for travel, meals, lodging, entertainment and related expenses that are for the benefit of the Company. All expense reimbursements shall comply with applicable rules or guidelines of the Company in effect at the time the expense is incurred.

If any reimbursements under this or any other provision of this Agreement are taxable to the Executive, such reimbursements shall be paid on or before the end of the calendar year following the calendar year in which the reimbursable expense was incurred, and the Company shall not be obligated to pay any such reimbursement amount for which Executive fails to submit an invoice or other documented reimbursement request at least 10 business days before the end of the calendar year next following the calendar year in which the expense was incurred. Such expenses shall be reimbursable only to the extent they were incurred during the term of the Agreement. In addition, the amount of such reimbursements that the Company is obligated to pay in any given calendar year shall not affect the amount the Company is obligated to pay in any other calendar year. In addition, Executive may not liquidate or exchange the right to reimbursement of such expenses for any other benefits.

a.Nothing in this Agreement shall preclude the Company from amending or terminating any employee benefit plan or practice, but, it being the intent of the parties that the Executive shall continue to be entitled during the Extended Term to compensation, benefits, reimbursements and perquisites as set forth in Paragraphs 5(a) through 5(c) and 5(e) through 5(h) at least equal to those attached to his position on the date of this Agreement, and nothing in this Agreement shall operate as, or be construed to authorize, a reduction during the Extended Term without Executive's written consent in the level of such compensation, benefits, reimbursements or perquisites as in effect on the date of a Change in Control. If and to the extent that such compensation, benefits, reimbursements or perquisites are not payable or provided to Executive under any such plan or practice by reason of an amendment thereto or termination thereof during the Extended Term, the Company shall nevertheless pay or provide such compensation, benefits, reimbursements or perquisites to Executive, either directly or through alternative arrangements.

1.Termination.

a.Payment Upon Termination During Current Term. In the event that the Company terminates this Agreement during the Current Term, or elects not to renew this

Exhibit 10.24
Agreement at the end of the Current Term, for any reason other than Cause, as defined below, or the Executive’s death, the Company shall continue to pay to Executive (or in the event of his death following such termination, his legal representative), as a severance benefit his Base Compensation under Paragraph 5(a), at the rate in effect immediately prior to the date of such termination ("Termination Date"), on the regular payroll dates occurring during the period of one (1) year following the Termination Date. In addition, and notwithstanding the foregoing provisions of this Paragraph 6(a), to the extent required in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), Termination Date shall be determined based on the date the Executive has a “separation from service” within the meaning of Code Section 409A and regulations thereunder, using the default rule under such regulations (“Separation from Service”), and cash amounts that would otherwise be payable under this Paragraph 6(a) during the six-month period immediately following the Termination Date shall instead be paid, with interest on any delayed payment at the applicable federal rate under Code Section 7872(f)(2)(A), on the first business day after the date that is six (6) months following the Executive’s Separation from Service if necessary to comply with Code Section 409A. Each payment to be made under this Paragraph 6(a) shall be considered a separate payment. Payment of the severance benefit under this Paragraph is subject to the Executive’s compliance with the covenants of Paragraph 9 and the execution and delivery (and non- revocation) of a release of claims (the “Release”) against the Company and its officers, directors, employees and affiliates, which Release must be delivered to the Company not later than 45 days after the Termination Date. If the Executive fails to comply with any of the covenants of Paragraph 9 or fails to deliver the Release within 45 days after the Termination Date, or if the Executive revokes such Release within 7 days after its delivery to the Company, payment of the severance benefits shall cease and any unpaid amounts shall be forfeited. Payment commencement shall not be delayed, however, pending delivery of the Release.

a.Termination for Cause. This Agreement and Executive's employment hereunder may be terminated by the Company at any time for Cause. In the event of termination for Cause, the Executive shall not be entitled to any severance benefits under this Agreement. Termination of the Executive's employment shall be deemed to have been "for Cause" only if it shall have been the result of:

i.Executive’s conviction of a felony under the laws of the United States or a state in which Executive works or resides, or a guilty or no contest plea by the Executive with respect thereto;

i.a willful or deliberate act or acts of dishonesty by Executive resulting or intended to result directly or indirectly in material gain to or personal enrichment of Executive at the Company's expense;

i.a deliberate and intentional refusal by Executive (except by reason of incapacity due to illness or accident) to comply with the provisions of Paragraph 1, provided that such breach shall have resulted in demonstrably material injury to the Company and the Executive shall have failed to remedy such breach within thirty

Exhibit 10.24
(30) days after notice from the Secretary of the Company demanding that the Executive remedy such breach; or

i.conduct by Executive that is materially injurious to the Company if such conduct was undertaken without good faith and the reasonable belief that such conduct was in the best interest of the Company.

a.Payment Upon Termination During Extended Term. In the event of a Termination Without Cause, as defined below, during the Extended Term, the Company shall pay to Executive (or, in the event of his death following the termination, his legal representative) in cash, on the first business day that falls on or after the sixtieth (60th) day after the date of such termination (the "Extended Termination Date") the sum of all accrued but unpaid salary, bonus, vacation pay, expense reimbursements and any other amounts due, plus the following:

i.an amount equal to the product of multiplying the monthly rate of Base Compensation to which Executive was entitled under Paragraph 5(a) on the day immediately prior to the Extended Termination Date by Twenty-four (24) months ("Covered Period");

i.an amount equal to the aggregate of the Company's contributions to the Company's savings plan (including, but not limited to, the Chesapeake Utilities Corporation Retirement Savings Plan, and any related excess benefit plans) in respect of Executive that were not vested on the day immediately prior to the Extended

Termination Date but that would have been vested at the end of the Covered Period if Executive had remained employed by the Company for the duration of that period; and
i.an amount equal to the product of multiplying the average of the annual aggregate benefits awarded to the Executive under all annual bonus program(s) of the Company in which the Executive was a participant in each of the three (3) calendar years immediately preceding the calendar year in which the Extended Termination Date occurs by two (2) years.

Payment of the severance benefit under this Paragraph is subject to the Executive’s compliance with the covenants of Paragraph 9 and the execution and delivery (and non-revocation) of a release of claims (the “Release”) against the Company and its officers, directors, employees and affiliates, which Release must be delivered to the Company not later than 45 days after the Termination Date. If the Executive fails to comply with any of the covenants of Paragraph 9 or fails to deliver the Release within 45 days after the Termination Date, or if the Executive revokes such Release within
7 days after its delivery to the Company, payment of the severance benefits shall cease (if commenced) or shall not be made, and any unpaid amounts shall be forfeited.

In addition, the Company shall continue to provide medical, prescription drug, vision, dental and other Company welfare benefits to the Executive and his eligible dependents during

Exhibit 10.24
the Covered Period as if the Executive remained an active employee of the Company (but, with respect to any such benefits provided through insurance, only if and to the extent it is permissible to extend such benefits to a former employee of the Company under the terms of the applicable plan and insurance contracts). Executive further acknowledges that the cost of the coverage afforded to Executive and his eligible dependents under self-funded medical expense reimbursement plans of the Company during the Covered Period shall be treated as additional taxable income to the Executive to the extent necessary to avoid a violation of the nondiscrimination provisions of Section 105(h) of the Code. Should the continuation of any medical or similar coverages be through fully insured plans, and should such continuation violate the nondiscrimination requirements for such plans under the Patient Protection and Affordable Care Act of 2010, then the Executive shall receive additional cash severance benefits rather than continued coverage under such plans of the Company in an amount based on the premium cost of such coverage that the Company would otherwise pay under this paragraph. In addition, the applicable period of health benefit continuation under Code Section 4980B shall begin at the end of the Covered Period.

To the extent required in order to comply with Code Section 409A, cash amounts that would otherwise be payable under this Paragraph 6(c) during the six-month period immediately following the Extended Termination Date (and which are not eligible for the exception applicable to payments due to involuntary separation under Treas. Reg. Section 1.409A-1(b)(9)(iii)) shall instead be paid, with interest on any delayed payment at the applicable federal rate under Code Section 7872(f)(2)(A), on the first business day after the date that is six (6) months following the Executive's Separation from Service. Further, any taxable welfare benefits provided to Executive pursuant to this Paragraph 6(c) that are not "disability pay" or "death benefits" within the meaning of Treas.

Reg. Section 1.409A-1(a)(5) (collectively, the "Applicable Benefits") shall be subject to the following requirements in order to comply with Code Section 409A. The amount of any Applicable Benefits provided during one taxable year shall not affect the amount of the Applicable Benefits provided in any other taxable year, except that with respect to any Applicable Benefits that consist of the reimbursement of expenses referred to in Code Section 105(b), a limitation may be imposed on the amount of such reimbursements over some or all of the Covered Period, as described in Treas. Reg. Section 1.409A-3(i)(1)iv(B). To the extent that any Applicable Benefits consist of the reimbursement of eligible expenses, such reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred. No Applicable Benefits may be liquidated or exchanged for another benefit. During the period of six (6) months immediately following Executive's Separation from Service, Executive shall be obligated to pay the Company the full cost for any Applicable Benefits that do not constitute health benefits of the type required to be provided under the health continuation coverage requirements of Code Section 4980B, and the Company shall reimburse Executive for any such payments on the first business day that is more than six (6) months after Executive's Separation from Service, together with interest on such amount from the date of Separation from Service through the date of payment at the applicable federal rate under Code Section 7872(f)(2)(A).

a.Termination Without Cause. For purposes of Paragraph 6(c) above, "Termination Without Cause" shall mean a Separation from Service of the Executive that is either a:

Exhibit 10.24
i.Termination by the Company of Executive's employment without Cause (as "Cause" is defined in Paragraph 6(b) above); or

i.Termination by Executive of his employment following the occurrence of any of the following events:

1.failure to elect or re-elect Executive to, or removal of Executive from, the office or offices set forth in Paragraph 1, or failure to nominate Executive for election to the Board if Executive shall have been a member of the Board immediately prior to a Change in Control of the Company;

1.a significant change in the nature or scope of his authorities, powers, functions, duties or responsibilities attached to the positions contemplated in Paragraph 1, or a reduction in his compensation or in the benefits available to the Executive and his family, as provided in Paragraph 5, which change or reduction is not remedied within thirty (30) days after notice to the Company by the Executive;

1.any other breach by the Company of any material provision of this Agreement (including, without limitation, relocation of the Executive in material violation of Paragraph 4(b)), which breach is not remedied within thirty (30) days after notice to the Company by Executive; or

1.the consolidation or merger of the Company or transfer of all or a significant portion of its assets unless a successor or successors (by merger, consolidation or otherwise) to which all or a significant portion of its assets has been transferred shall have assumed all duties and obligations of the Company under this Agreement.

In order to effect a Termination Without Cause in any event set forth in this Paragraph 6(d)(ii), Executive must elect to terminate his employment under this Agreement upon not less than forty (40) days and not more than ninety (90) days' written notice to the Board, attention of the Chief Executive Officer, given, except in the case of a continuing breach, within three (3) calendar months after: (1) failure to be so elected, reelected, or nominated, or such removal, (2) expiration of the 30-day cure period with respect to such event, or (3) the closing date of such consolidation, merger or transfer of assets.

An election by Executive to terminate his employment under the provisions of this Paragraph shall not be deemed a voluntary termination of employment by Executive for the purpose of this Agreement or any plan or practice of the Company. Further, the death of the Executive during the Extended Term but prior to a Termination Without Cause, as defined, shall not constitute Cause or be deemed to be a Termination Without Cause.

a.Resignation of All Other Positions. Upon termination of the Executive’s employment hereunder for any reason, the Executive shall be deemed to have resigned from all

Exhibit 10.24
positions that the Executive holds as an officer or member of the Board of Directors of the Company or any affiliates unless otherwise determined by the Board.

1.Maximum Payment Upon Termination.

a.Determination. Notwithstanding any other provision of this Agreement, if any payment or distribution (a "Payment") by the Company or any other person or entity to or for the benefit of the Executive is determined to be an "excess parachute payment" (within the meaning of Code Section 280G(b)(1) or any successor provision of similar effect), whether paid or payable or distributed or distributable pursuant to Paragraph 6(c) of this Agreement or otherwise, then the Executive’s benefits under this Agreement shall be reduced by the amount necessary so that the Executive’s total "parachute payment" as defined in Code Section 280G(b)(2)(A) under this and all other agreements will be $1.00 less than the amount that would be a "parachute payment". The determination concerning the application of the reduction shall be made by a nationally-recognized firm of independent accountants (together with legal counsel of its choosing) selected by the Company after consultation with the Executive (which may be the Company’s independent auditors), whose determination shall be conclusive and binding on all parties. Any fees and expenses of such independent accountants and counsel (including counsel for the Executive) shall be borne by the Company.

a.Notices. If it is determined that the benefits under this Agreement must be reduced under this Paragraph, within 10 days of the date of such determination, the Company will apprise the Executive of the amount of the reduction ("Notice of Reduction"). Within 10 days of receiving that information, the Executive may specify how (and against which benefit or payment source) the reduction is to be applied ("Notice of Application"). The Company will be required to implement these directions within 10 days of receiving the Notice of Application. If the Company has not received a Notice of Application from the Executive within 10 days of the date of the Notice of Reduction, the Company will apply this Paragraph proportionately based on the amounts otherwise payable under Paragraph 6(c). If the Company receives a Notice of Application that does not fully implement the requirements of this Paragraph, the Company will apply this Paragraph proportionately on the basis of the reductions specified in the Notice of Application first, then to any remaining reduction based on the amounts otherwise payable under Paragraph 6(c).

Notwithstanding the foregoing, if the exercise of discretion reserved to the Executive in determining the Notice of Application would violate Code Section 409A, then such discretion shall be eliminated and the amounts payable under Paragraph 6(c) shall be reduced proportionately.

1.Mitigation. Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that Executive may earn from employment with another employer or otherwise following his Termination Date or Extended Termination Date, as applicable.

Exhibit 10.24

1.Covenants.

a.Introduction. The parties acknowledge that the provisions and covenants contained in this Paragraph 9 are ancillary and material to this Agreement and that the limitations contained herein are reasonable in geographic and temporal scope and do not impose a greater restriction or restraint than is necessary to protect the goodwill and other legitimate business interests of the Company. The parties also acknowledge and agree that the provisions of this Paragraph 9 do not adversely affect Executive’s ability to earn a living in any capacity that does not violate the covenants contained herein. The parties further acknowledge and agree that the provisions of Paragraph 19 below are accurate and necessary because (i) Delaware is the headquarters state of the Company, which has operations in multiple states and a compelling interest in having its employees treated uniformly, (ii) the use of Delaware law provides certainty to the parties in any covenant litigation in the United States, and (iii) enforcement of the provisions of this Paragraph 9 would not violate any fundamental public policy of Delaware or any other jurisdiction.

a.Confidential Information. Executive shall hold in a fiduciary capacity for the benefit of the Company, all secret or confidential information, knowledge or data relating to the

Company and its businesses (including, but not limited to, any proprietary and not publicly available information concerning any processes, methods, trade secrets, costs, names of users or purchasers of the Company’s products or services, business methods, financial affairs, operating procedures or programs or methods of promotion and sale) that Executive has obtained or obtains during Executive’s employment by the Company and that is not public knowledge (other than as a result of Executive’s violation of this Paragraph 9(b)) ("Confidential Information"). For purposes of this Paragraph 9(b), information shall not be deemed to be publicly available merely because it is embraced by general disclosures or because individual features or combinations thereof are publicly available. Executive shall not communicate, divulge or disseminate Confidential Information at any time during or after Executive’s employment with the Company except:

i.to employees or agents of the Company that need the Confidential Information to perform their duties on behalf of the Company;

i.in the performance of Executive’s duties to the Company;

i.as a necessary (and only to the extent necessary) part of any undertaking by Executive to enforce Executive’s rights under this Agreement; or

i.as otherwise required by law or legal process.

All confidential records, files, memoranda, reports, customer lists, drawings, plans, documents and the like that Executive uses, prepares or comes into contact with during the course of Executive’s employment shall remain the sole property of the Company and shall be turned over to the Company upon termination of Executive’s employment.

Exhibit 10.24
a.Non-solicitation of Company Employees. Executive shall not, at any time during the Restricted Period (as defined below), without the prior written consent of the Company, engage in the following conduct (a "Solicitation"):

i.directly or indirectly, contact, solicit, recruit or employ (whether as an employee, officer, director, agent, consultant or independent contractor) any person who was or is at any time during the previous six months an employee, representative, officer or director of the Company; or

i.take any action to encourage or induce any employee, representative, officer or director of the Company to cease his or her relationship with the Company for any reason. A "Solicitation" does not include any recruitment of employees for the Company.

The "Restricted Period" means the period including Executive's employment with the Company and one (1) year following the Termination Date or Extended Termination Date, as applicable, and, if the Executive has given a notice pursuant to Paragraph 6(d)(ii), for a period of fifteen (15) months following the giving of such notice.

a.Non-solicitation of Third Parties. During the Restricted Period, the Executive shall not (either directly or indirectly or as an officer, agent, employee, partner or director of any other company or entity) solicit, service, recruit, induce, influence, or accept on behalf of any competitor of the Company the business of:

i.any customer of the Company at the time of Executive's employment or Termination Date or Extended Termination Date, as applicable; or

i.any potential customer of the Company which Executive knew to be an identified, prospective purchaser of services or products of the Company.

a.Non-competition. During the Restricted Period, Executive shall not, directly or indirectly, accept employment with, act as a consultant to, or otherwise perform services that are substantially the same or similar to those for which Executive was compensated by the Company (such comparison to be based on job-related functions and responsibilities and not job title) for any business that directly competes with any portion of the Company. This restriction applies to any parent, division, affiliate, newly formed or purchased business(es) and/or successor of a business that competes with the Company. Further, during the Restricted Period, Executive shall not assist any individual or entity other than the Company in acquiring any entity with respect to which a proposal to acquire such entity was presented to the Board during the one (1) year period beginning prior to Executive's Termination Date, Extended Termination Date or notice given by Executive pursuant to Paragraph 6(d)(ii), as applicable.

Exhibit 10.24
a.Post-Termination Cooperation. Executive agrees that during and after employment with the Company and without additional compensation (other than reimbursement for reasonable associated expenses) to cooperate with the Company in the following areas:

i.Cooperation with the Company. Executive agrees to:

1.be reasonably available to answer questions for the Company's officers regarding any matter, project, initiative or effort for which Executive was responsible while employed by the Company; and

1.cooperate with the Company during the course of all third-party proceedings arising out of the Company's business about which Executive has knowledge or information.

For purposes of this Agreement, "proceeding" includes internal investigations, administrative investigations or proceedings and lawsuits (including pre-trial discovery and trial testimony) and "cooperation" includes (1) Executive being reasonably available for interviews, meetings, depositions, hearings and/or trials without the need for a subpoena or assurances by the Company, (2) providing any and all documents in Executive's possession that relate to the proceeding, and
(3) providing assistance in locating any and all relevant notes and/or documents.

i.Cooperation with Third Parties. Unless compelled to do so by lawfully-served subpoena or court order, Executive agrees not to communicate with, or give statements or testimony to, any attorney representing an interest opposed to the Company's interest ("Opposing Attorney"), Opposing Attorney's representative (including a private investigator) or current or former employee relating to any matter (including pending or threatened lawsuits or administrative investigations) about which Executive has knowledge or information as a result of employment with the Company. Executive also agrees to notify the Company immediately after being contacted by a third party or receiving a subpoena or court order to appear and testify with respect to any matter that may include a claim opposed to the Company's interest. However, this Paragraph 9(f)(ii) shall not apply to any effort undertaken by Executive to enforce Executive's rights under this Agreement, but only to the extent necessary for that purpose.

i.Cooperation with the Media. Executive agrees not to communicate with, or give statements to, any member of the media (including print, television, electronic or radio media) relating to any matter (including pending or threatened lawsuits or administrative investigations) about which Executive has knowledge or information as a result of employment with the Company. Executive also agrees to notify the Company immediately after being contacted by any member of the media with respect to any matter affected by this Paragraph.

Exhibit 10.24
a.Non-Disparagement. Executive and Company shall at all times refrain from taking actions or making statements, written or verbal, that:

i.denigrate, disparage or defame the goodwill or reputation of Executive or the Company, as the case may be, or any of its trustees, officers, security holders, partners, agents or former or current employees and directors, or

i.are intended to, or may be reasonably expected to, adversely affect the morale of the employees of the Company.

Executive further agrees not to make any negative statements to third parties relating to Executive's employment or any aspect of the business of the Company and not to make any statements to third parties about the circumstances of the termination of Executive's employment, or about the Company or its trustees, directors, officers, security holders, partners, agents or former or current employees and directors, except as may be required by a court or governmental body.

a.Enforcement. The Executive acknowledges and agrees that: (i) the purpose of the foregoing covenants, including, without limitation, the nonsolicitation and noncompetition covenants of Paragraphs 9(d) and (e), is to protect the goodwill, trade secrets and other Confidential Information of the Company; (ii) because of the nature of the business in which the Company is engaged and because of the nature of the Confidential Information to which the Executive has access, the Company would suffer irreparable harm and it would be impractical and excessively difficult to determine the actual damages of the Company in the event the Executive breached any of the covenants of this Paragraph 9; and (iii) remedies at law (such as monetary damages) for any breach of the Executive's obligations under this Paragraph 9 would be inadequate. The Executive therefore agrees and consents that if the Executive commits any breach of a covenant under this Paragraph 9, or threatens to commit any such breach, the Company shall have the right (in addition to, and not in lieu of, any other right or remedy that may be available to it, including but not limited to the right to terminate and forfeit as yet unpaid severance benefits under Paragraphs 6(a) and 6(c) of this Agreement) to temporary and permanent injunctive relief from a court of competent jurisdiction, without posting any bond or other security and without the necessity of proof of actual damage, and that the arbitration provisions of Paragraph 14 shall not apply.

a.Notice of Immunity under the Economic Espionage Act of 1996, as amended by the Defend Trade Secrets Act of 2016 (“DTSA”). Notwithstanding any other provision of this Agreement, the Executive will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that:

i.is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and that is disclosed solely for the purpose of reporting or investigating a suspected violation of law; or

i.is made in a complaint or other document filed under seal in a lawsuit or other proceeding.

Exhibit 10.24

If the Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Executive may disclose the Company’s trade secrets to the Executive’s attorney and use the trade secret information in the court proceeding if the Executive:

a.files any document containing trade secrets under seal; and

a.does not disclose trade secrets, except pursuant to court order.

a.Security and Access. The Executive agrees and covenants to comply with all Company security policies and procedures as in force from time to time including without limitation those regarding computer equipment, telephone and voicemail systems, facilities access, key cards, access codes, intranet and internet, social media, computer systems and networks, e-mail systems, software, data security, encryption, firewalls, passwords and any and all other Company facilities, IT resources and communication technologies (“Facilities and Information Technology Resources”), and not to access or use any Facilities and Information Technology Resources except as authorized by the Company. The Executive also agrees not to access or use any Facilities and Information Technology Resources in any manner after the termination of the Executive’s employment by the Company, whether such termination is voluntary or involuntary, without the Company’s consent.

a.Stock Ownership Requirements. During the Term, the Executive shall be expected to maintain ownership of Company common stock in accordance with guidelines established by the Board as in effect from time to time.

1.Indemnification. The Company shall indemnify Executive to the fullest extent permitted by applicable Delaware law (as may be amended from time to time), including the advance of expenses permitted herein. In the event that the Executive is made a party or threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), other than any Proceeding initiated by the Executive or the Company related to any contest or dispute between the Executive and the Company or any of its affiliates with respect to this Agreement or the Executive’s employment hereunder, by reason of the fact that the Executive is or was a director or officer of the Company, or any affiliate of the Company, or is or was serving at the request of the Company as a director, officer, member, employee, or agent of another corporation or a partnership, joint venture, trust, or other enterprise, the Executive shall be indemnified and held harmless by the Company to the maximum extent permitted under applicable law and the Company’s bylaws from and against any liabilities, costs, claims, and expenses, including all costs and expenses incurred in defense of any Proceeding (including attorneys’ fees). Costs and expenses incurred by the Executive in defense of such Proceeding (including attorneys’ fees) shall be paid by the Company in advance of the final disposition of such litigation upon receipt by the Company of: (i) written request for payment; (ii) appropriate documentation evidencing the incurrence, amount, and nature of the costs and expenses for which payment is being sought; and

Exhibit 10.24
a.an undertaking adequate under applicable law made by or on behalf of the Executive to repay the amounts so paid if it shall ultimately be determined that the Executive is not entitled to be indemnified by the Company under this Agreement. Notwithstanding the foregoing, nothing in this Paragraph shall impose on the Company any obligation to indemnify the Executive from any tax, excise tax or similar penalty, including but not limited to any excise tax under Code Section 409A or 4999, imposed on the Executive with respect to any compensation, deferred compensation, severance or other benefits provided to Executive by Company under this Agreement or otherwise, without regard to whether the Company bears any culpability with respect to the imposition of such tax or not
1.Performance. The failure of either party to this Agreement to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of its rights subsequently to insist upon strict performance of such provision or any other provision of this Agreement.
2.Non-Assignability. Neither party shall have the right to assign this Agreement or any rights or obligations hereunder without the consent of the other party.

1.Invalidity. If any provisions of this Agreement shall be found to be invalid by any court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, all of which shall remain in full force and effect.

1.Arbitration and Legal Fees. In the event of any dispute regarding a refusal or failure by the Company to make payments or provide benefits hereunder for any reason, Executive shall have the right, in addition to all other rights and remedies provided by law, to arbitration of such dispute under the rules of the American Arbitration Association, which right shall be invoked by serving upon the Company a notice to arbitrate, stating the place of arbitration, within ninety
(90) days of receipt of notice in any form (including, without limitation, failure by the Company to respond to a notice from Executive within thirty (30) days) that the Company is withholding or proposes to withhold any payments or the provision of any benefits the Executive, in good faith, believes are called for hereunder. In the event of any such dispute, whether or not Executive exercises his right to arbitration, if it shall ultimately be determined that the Company's refusal or failure to make payments or provide benefits hereunder was wrongful or otherwise inconsistent with the terms of this Agreement, the Company shall indemnify and hold harmless Executive from and against any and all expenses incurred in connection with such determination, including reasonable legal and other fees and expenses. Accordingly, the Company agrees to pay within 30 days following the Company’s receipt of an invoice from the Executive all legal fees and expenses which the Executive may reasonably incur as a result of any contest by either party of the validity or enforceability of, or liability under, any provision of this Agreement, plus, in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code, if the Executive prevails on any material claim made by him and disputed by the Company (or its successors and assigns) under the terms of this Agreement. Such payments shall be made in accordance with the provisions of Paragraph 20 in order to comply with Section 409A of the Code.

Exhibit 10.24
1.Survival of Certain Provisions. Notwithstanding any other provision of this Agreement, the termination of this Agreement for any reason shall not result in the termination of the rights and obligations of the parties under the provisions of Sections 5(d), 6, 7, 9, 10, 14 and 16 hereof, which shall survive any such termination. The right of recovery provisions of Section 5(d) shall cease to apply during the Extended Term and shall be automatically terminated upon a Change in Control of the Company (as defined in Paragraph 2(d)) except with respect to any right of recovery that has been asserted prior to such Change in Control.

1.Successors. This Agreement shall be binding upon and inure to the benefit of the Executive (and his personal representative), the Company and any successor organization or organizations that shall succeed to substantially all of the business and property of the Company and assume the Company’s obligations hereunder, whether by means of merger, consolidation, acquisition of substantially all of the assets of the Company, or operation of law. The Company shall require any successor organization or organizations to agree to assume the obligations of this Agreement.
2.Set-off. The Company shall have no right of set-off or counterclaim in respect of any claim, debt or obligation against any payments or benefits provided for in this Agreement except as otherwise provided herein.

1.Amendments. No Amendment to this Agreement shall be effective unless in writing and signed by both the Company and Executive. Notwithstanding the foregoing, if any compensation or benefits provided by this Agreement may result in the application of Code Section 409A, the Company shall, in consultation with the Executive, modify the Agreement in the least restrictive manner necessary in order to exclude such compensation from the definition of "deferred compensation" within the meaning of Code Section 409A or in order to comply with the provisions of Code Section 409A, other applicable provisions of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions, and without any diminution in the value of the payments to the Executive.

1.Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware. The parties hereto irrevocably agree to submit to the jurisdiction and venue of the courts of the State of Delaware in any action or proceeding brought with respect to or in connection with this Agreement except for an action described in Paragraph 14.

1.Code Section 409A. Notwithstanding any provision of Paragraph 10 or 14 of this Agreement to the contrary, any legal fees and expenses to be paid by the Company pursuant to Paragraph 10 or 14 shall be subject to the following requirements in order to comply with Code Section 409A. Such legal fees and expenses shall be paid by the Company only to the extent incurred during the Term of the Agreement or for a period of ten (10) years after the Executive's Separation from Service. The Company shall pay such legal fees and expenses no later than the end of the calendar year next following the calendar year in which such fees and expenses were incurred, and the Company shall not be obligated to pay any such fees and expenses for which the Executive fails to submit an

Exhibit 10.24
invoice at least ten (10) business days before the end of the calendar year next following the calendar year in which such fees and expenses were incurred. The amount of such legal fees and expenses that the Company is obligated to pay in any given calendar year shall not affect the legal fees and expenses that the Company is obligated to pay in any other calendar year, and the Executive's right to have the Company pay such legal fees and expenses may not be liquidated or exchanged for any other benefit.

1.Notices. Unless otherwise stated herein, all notices hereunder shall be in writing and shall be deemed to be given when personally delivered or mailed by United States registered or certified mail, postage prepaid, to, if to the Company, 909 Silver Lake Boulevard, Dover, Delaware 19904, and, if to Executive, the last address therefore shown on the records of the Company. Either the Company or Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

1.Withholding. The Company may withhold from any amounts payable to Executive hereunder all federal, state, city or other taxes that the Company may reasonably deter- mine are required to be withheld pursuant to any applicable law or regulation.

1.Nature of Payments Upon Termination. All payments to Executive pursuant to Paragraph 6 of this Agreement shall be considered as liquidated damages or, in the case of certain payments pursuant to Paragraph 6(c), as severance payments in consideration of Executive's past services to the Company, and no such payment shall be regarded as a penalty to the Company.

1.Prior Agreement. The parties acknowledge and agree that the terms of this Agreement constitute the entire agreement of the parties with respect to the subject matter and supersede all prior agreements and amendments with respect thereto, including, without limitation, the Prior Agreement.

1.Acknowledgment. The parties hereto each acknowledge that each has read this Agreement and understands the same and that each enters into this Agreement freely and voluntarily.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CHESAPEAKE UTILITIES CORPORATION

[CORPORATE SEAL] By:
Jeffry M. Householder
Title: Chief Executive Officer
ATTEST:

Exhibit 10.24

Louis J. Anatrella

EXECUTIVE:

Chief Human Resources Officer
Jeffrey S. Sylvester

S I G N AT U R E C E RT I F I C AT E

Reference Number
84BBE2F0-3453-4FFB-850B-172072AEE28F
Transaction Type
Signature Request
Sent At
02/26/2020 08:25 EST
Executed At
03/02/2020 08:39 EST
Identity Method
email
Distribution Method
email
Signed Checksum

Document Name
5 - Executive Employment Agreement - Sylvester 12-4-19
Filename
5_-_executive_employment_agreement_-_sylvester_12-4-19.pdf
Pages
20 pages
Content Type
application/pdf
File Size
100 KB
Original Checksum

Signer Sequencing
Disabled
Document Passcode
Disabled

SIG N E R S

Name
Lou Anatrella
Email
lanatrella@chpk.com
Components
1

Status
signed
Multi-factor Digital Fingerprint Checksum

Exhibit 10.24
IP Address
168.149.161.43
Device
Internet Explorer via Windows
Drawn Signature

Signature Reference ID
3304D14E
Signature Biometric Count
281

Viewed At
03/02/2020 08:38 EST
Identity Authenticated At
03/02/2020 08:39 EST
Signed At
03/02/2020 08:39 EST

Name
Jeff Householder
Email
jhouseholder@chpk.com
Components
1

Status
signed
Multi-factor Digital Fingerprint Checksum

IP Address
174.227.0.204
Device
Mobile Safari via iOS
Drawn Signature

Signature Reference ID
D5BDEE6A
Signature Biometric Count
188

Viewed At
02/26/2020 16:43 EST
Identity Authenticated At
02/26/2020 16:44 EST
Signed At
02/26/2020 16:44 EST

Name
Jeff Sylvester
Email
jssylvester@chpk.com
Components
20

Status
signed
Multi-factor Digital Fingerprint Checksum

IP Address
162.212.91.7
Device
Mobile Safari via iOS
Drawn Signature

Exhibit 10.24

Signature Reference ID
96AFF91D
Signature Biometric Count
239

Viewed At
02/26/2020 09:20 EST
Identity Authenticated At
02/26/2020 09:23 EST
Signed At
02/26/2020 09:23 EST

A UD ITS

03/02/2020 08:39 EST Lou Anatrella (lanatrella@chpk.com) signed the document on Internet Explorer via Windows from 168.149.161.43. 03/02/2020 08:39 EST Lou Anatrella (lanatrella@chpk.com) authenticated via email on Internet Explorer via Windows from 168.149.161.43. 03/02/2020 08:38 EST Lou Anatrella (lanatrella@chpk.com) viewed the document on Internet Explorer via Windows from 168.149.161.43. 03/02/2020 08:38 EST Lou Anatrella (lanatrella@chpk.com) viewed the document on Internet Explorer via Windows from 34.232.127.140. 03/01/2020 18:00 EST Lou Anatrella (lanatrella@chpk.com) was emailed a reminder.
02/26/2020 16:44 EST Jeff Householder (jhouseholder@chpk.com) signed the document on Mobile Safari via iOS from 174.227.0.204. 02/26/2020 16:44 EST Jeff Householder (jhouseholder@chpk.com) authenticated via email on Mobile Safari via iOS from 174.227.0.204. 02/26/2020 16:43 EST Jeff Householder (jhouseholder@chpk.com) viewed the document on Mobile Safari via iOS from 52.44.93.197.
02/26/2020 16:43 EST Jeff Householder (jhouseholder@chpk.com) viewed the document on Mobile Safari via iOS from 174.227.0.204. 02/26/2020 09:23 EST Jeff Sylvester (jssylvester@chpk.com) signed the document on Mobile Safari via iOS from 162.212.91.7.
02/26/2020 09:23 EST Jeff Sylvester (jssylvester@chpk.com) authenticated via email on Mobile Safari via iOS from 162.212.91.7. 02/26/2020 09:20 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 34.232.127.140. 02/26/2020 09:19 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 52.44.93.197.
02/26/2020 09:19 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 162.212.91.7. 02/26/2020 08:31 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Internet

Exhibit 10.24
Explorer via Windows from 37.120.150.163. 02/26/2020 08:31 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 34.231.157.157.
02/26/2020 08:31 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 52.44.93.197. 02/26/2020 08:31 EST Jeff Sylvester (jssylvester@chpk.com) viewed the document on Mobile Safari via iOS from 162.212.91.7. 02/26/2020 08:25 EST Jeff Sylvester (jssylvester@chpk.com) was emailed a link to sign.
02/26/2020 08:25 EST Jeff Householder (jhouseholder@chpk.com) was emailed a link to sign. 02/26/2020 08:25 EST Lou Anatrella (lanatrella@chpk.com) was emailed a link to sign.
02/26/2020 08:25 EST Debby Frye (dfrye@chpk.com) created document '5_-_executive_employment_agreement_-_sylvester_12-4-19.pdf' on Internet Explorer via Windows from 168.149.161.43.